UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2020 (March 5, 2020)

TECHCARE CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55680	68-0080601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

(646) 380-6645

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TECR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

On March 5, 2020, TechCare Corp. (the “Registrant”) issued and sold a total of 403,239,393 restricted shares of the Registrant’s common stock, par value $0.0001 per share, to Citrine S A L Investment & Holdings Ltd, WealthStone Private Equity Ltd, Beezz Home Technologies Ltd and a group of other related persons and entities that were listed in Appendix A to the AR Agreement, pursuant to and in accordance with the terms of the Amended and Restated Common Stock Purchase Agreement dated February 23, 2020 (the “AR Agreement”), details of which are contained in the Current Report on Form 8-K filed by the Registrant on February 27, 2020 and incorporated herein by reference.

The Registrant’s issuance of the above-referenced restricted shares, without registration under the Securities Act of 1933, as amended (the “Act”), was in reliance upon the exemptions contained in Regulation S promulgated by the United States Securities and Exchange Commission (the “SEC”). The Issuees are not “U.S. Persons” as that term is defined in Rule 902 of Regulation S.

Item 5.01 Changes in Control of Registrant.

Citrine S A L Investment & Holdings Ltd, WealthStone Private Equity Ltd, Beezz Home Technologies Ltd and a group of other related persons and entities that were listed in Appendix A to the AR Agreement acquired control of the Registrant on March 5, 2020, upon the completion of the Pre-Closing (as defined in the AR Agreement) of the AR Agreement, pursuant to and in accordance with the terms of AR Agreement, details of which are contained in the Current Report on Form 8-K filed by the Registrant on February 27, 2020 and incorporated herein by reference. 44,757,162 Pre-Closing shares were issued on February 27, 2020, as reported in the Current Report on Form 8-K filed by the Registrant on March 4, 2020, and the remaining Pre-Closing shares were issued, thereby completing the Pre-Closing, on March 5, 2020 as reported under Item 3.02 above. Immediately following the completion of the Pre-Closing, Citrine S A L Investment & Holdings Ltd together with WealthStone Private Equity Ltd and Beezz Home Technologies Ltd directly and beneficially owned a controlling holding equal to approximately 51% of the issued and outstanding capital stock of the Registrant, acquired using funds from their respective working capitals. Together with the group of other related persons and entities that were listed in Appendix A to the AR Agreement, they directly and beneficially owned approximately 90.6% of the issued and outstanding capital stock of the Registrant immediately following the completion of the Pre-Closing, acquired using funds from their respective working capitals or incomes. Control was assumed from Zvi Yemini, Oren Traistman and Marius Nacht. The Registrant is in the process of completing the Closing (as defined in the AR Agreement) which is referred to in the Current Report on Form 8-K filed by the Registrant on February 27, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechCare Corp.

By:	/s/ Ora Meir Soffer
Name:	Ora Meir Soffer
Title:	Chairperson of the Board

Date: March 11, 2020